                                                                       EXHIBIT 1


                            LAMALIE ASSOCIATES, INC.

                        3,000,000 Shares of Common Stock*

                                    FORM OF
                             UNDERWRITING AGREEMENT



                                 June ___, 1998



ROBERT W. BAIRD & CO. INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, LLC
J.C. BRADFORD & CO.
     As Representatives of the Several Underwriters
     Identified in Schedule II Annexed Hereto
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Ladies and Gentlemen:

              SECTION 1. INTRODUCTORY. Lamalie Associates, Inc., a Florida corporation (the "COMPANY"), proposes to issue and sell an aggregate of 2,089,540 shares of common stock, $0.01 par value per share (the "COMMON STOCK") and the several stockholders of the Company identified in Schedule I annexed hereto (the "SELLING STOCKHOLDERS") propose to sell an aggregate of 910,460 shares of Common Stock (such 3,000,000 shares, collectively, the "FIRM SHARES") to the several underwriters identified in Schedule II annexed hereto (the "UNDERWRITERS"), who are acting severally and not jointly. In addition, the Company has agreed to grant to the Underwriters an option to purchase up to 450,000 additional shares of Common Stock (the "OPTIONAL SHARES") as provided in
Section 6 hereof. The Firm Shares and, to the extent such option is exercised, the Optional Shares are hereinafter collectively referred to as the "SHARES." All references herein to "the Company" are to Lamalie Associates, Inc., a Florida corporation, and, for all periods prior to June 3, 1997 and when

---------------------

* Plus an option to acquire up to 450,000 additional shares of Common Stock from the Company to cover over-allotments.

the context otherwise requires, its predecessor Lamalie Associates, Inc., a Delaware corporation.

              You, as representatives of the Underwriters (the "REPRESENTATIVES"), have advised the Company and the Selling Stockholders that the Underwriters propose to make a public offering of their respective portions of the Shares as soon hereafter as in your judgment is advisable and that the public offering price of the Shares initially will be [$______] per share.

              The Company and the Selling Stockholders hereby confirm their respective agreements with the Underwriters and each other as follows:

              SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters, and shall be deemed to represent and warrant to the several Underwriters on each Closing Date (as hereinafter defined), that:

              (a) Each of the Company and the subsidiaries of the Company that are listed on Exhibit 21.1 of the Registration Statement (as hereinafter defined) (individually, a "SUBSIDIARY" and collectively, the "SUBSIDIARIES") has been duly incorporated and is validly existing as a corporation and either its status is active or it is in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and described in the Prospectus and the Registration Statement (as such terms are defined in Section 2(e)). Each of the Company and the Subsidiaries is duly registered and qualified to do business as a foreign corporation under the laws of, and either it is in good standing or its status is active as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not have a material adverse effect on the condition (financial or other), business, property, net worth, results of operations or prospects of the Company and the Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"). No proceeding to which the Company or any Subsidiary has been made a party or as to which the Company or any Subsidiary has actual notice has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Complete and correct copies of the articles of incorporation and bylaws, as amended or restated ("ARTICLES OF INCORPORATION" and "BYLAWS," respectively), of the Company and each of the Subsidiaries as in effect on the date hereof have been delivered to the Representatives, and no changes thereto will be made on or subsequent to the date hereof and prior to each Closing Date (as hereinafter defined).

              (b) All of the shares of Common Stock issued and outstanding immediately prior to the issuance and sale of the Shares to be sold by the Company hereunder as set forth in the Prospectus (including the shares to be sold by the Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus and the Registration Statement. There are no preemptive, preferential or, except as described in the Prospectus, other rights to subscribe for or purchase any shares of Common Stock




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(including the Shares), and no shares of Common Stock have been issued in violation of such rights. The Shares to be issued and sold by the Company to the Underwriters have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus and the Registration Statement. The delivery of certificates for the Shares to be issued and sold by the Company and to be sold by the Selling Stockholders hereunder and payment therefor pursuant to the terms of this Agreement will pass valid title to such Shares to the Underwriters, free and clear of any lien, claim, encumbrance or defect in title. Except as described in the Prospectus, there are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to be issued any class of security by the Company or any Subsidiary, and there are no holders of Common Stock or other securities of the Company or any Subsidiary, or of securities that are convertible or exchangeable into Common Stock or other securities of the Company or any Subsidiary, that have rights to the registration of such Common Stock or securities under the Securities Act of 1933, as amended, and the regulations thereunder (together, the "ACT") or the securities laws or regulations of any of the states (the "BLUE SKY LAWS").

              (c) Except for the Subsidiaries and except as to its relationship with Amrop International ("AMROP") as has been disclosed to the Representatives in writing, the Company has no subsidiaries and does not own any equity interest in or control, directly or indirectly, any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. The Company owns directly all of the issued and outstanding shares of capital stock of each Subsidiary, free and clear of any and all liens, claims, encumbrances or security interests, and all such shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to subscribe for or purchase any shares of capital stock of any Subsidiary.

              (d) The Company has full corporate power and authority to enter into and perform this Agreement. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation of the transactions described herein, have been duly authorized with respect to the Company by all necessary corporate action and will not: (i) violate any provisions of the Articles of Incorporation or Bylaws of the Company; (ii) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary, or any property owned or leased by the Company or any Subsidiary, may be bound or affected, which violation would have a Material Adverse Effect; (iii) violate any statute, ordinance, rule or regulation applicable to the Company or any Subsidiary, or order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or any Subsidiary, which violation would have a Material Adverse Effect; or (iv) result in




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the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary, which lien, charge or encumbrance would have a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction is required for the execution and delivery of this Agreement by the Company, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby, except for compliance with the Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (together, the "EXCHANGE ACT"), the Blue Sky Laws applicable to the public offering of the Shares by the several Underwriters and the clearance of such offering and the underwriting arrangements evidenced hereby with the National Association of Securities Dealers, Inc. (the "NASD"). This Agreement has been duly executed and delivered by and on behalf of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

              (e) A registration statement on Form S-1 (Reg. No.
333-52075) with respect to the Shares, including a preliminary form of prospectus and a preliminary form of prospectus supplement relating to the offer and sale of Shares, has been carefully prepared by the Company in conformity with the requirements of the Act and has been filed with the Securities and Exchange Commission (the "COMMISSION"). Such registration statement, as finally amended and revised at the time such registration statement was or is declared effective by the Commission (including all financial schedules and exhibits and including the information contained in the form of final prospectus and related prospectus supplement, if any, filed with the Commission pursuant to Rule 424(b) and Rule 430A under the Act and deemed to be part of the registration statement if the registration statement has been declared effective pursuant to Rule 430A(b)) and as thereafter amended by post-effective amendment or as supplemented by any supplements thereto, if any, is herein referred to as the "REGISTRATION STATEMENT." If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "ABBREVIATED REGISTRATION STATEMENT"), then the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement. The final prospectus and the related prospectus supplement, each in the form first filed with the Commission pursuant to Rule 424(b) or, if no such filing is required, as included in the Registration Statement, or any supplement thereto, is herein referred to collectively as the "PROSPECTUS." The prospectus and the related prospectus supplement, each as subject to completion and in the forms included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and each such prospectus and related prospectus supplement as amended from time to time until the date of the Prospectus, is referred to herein collectively as the "PRELIMINARY PROSPECTUS." The Company has prepared and filed such amendments to the Registration Statement since its initial filing with the Commission, if any, as may have been required to the date hereof, and will file such additional amendments thereto as may hereafter be required. There have been delivered to the Representatives two signed copies of the Registration Statement and each amendment thereto, if any, together with two copies of each exhibit filed therewith, and such number of conformed copies for each of the




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Underwriters of the Registration Statement and each amendment thereto, if any
(but without exhibits), and of each Preliminary Prospectus and of the Prospectus as the Representatives have requested.

              (f) Neither the Commission nor any state securities commission has issued any order preventing or suspending the use of any Preliminary Prospectus, nor, to the knowledge of the Company, have any proceedings for that purpose been initiated or threatened, and each Preliminary Prospectus filed with the Commission as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto complied when so filed with the requirements of the Act and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the effective date of the Registration Statement, and at all times subsequent thereto up to each Closing Date, the Registration Statement and the Prospectus contained or will contain all statements that are required to be stated therein in accordance with the Act and conformed or will conform in all respects to the requirements of the Act, and neither the Registration Statement nor the Prospectus included or will include any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representation or warranty as to the information that is contained (i) in the Registration Statement, the Prospectus and/or the Preliminary Prospectus, or any amendment or supplement thereto in reliance upon written information furnished to the Company by or on behalf of the Underwriters, as described in Section 5, or (ii) on the inside and outside front cover and on the inside back cover of the four page overlay that was affixed to the outside cover of the copies of the Preliminary Prospectus that were used to offer the Firm Shares in the Canadian provinces of Ontario and Quebec, which information relates to various aspects of Canadian and provincial law. Neither the Company, nor any person that controls, is controlled by or is under common control with the Company (including the Subsidiaries), has distributed or will distribute prior to each Closing Date any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus, the Registration Statement or other materials permitted by the Act and provided to the Representatives.

              (g) Arthur Andersen LLP, which has expressed its opinion with respect to the consolidated financial statements and schedules filed with the Commission and included as a part of each Preliminary Prospectus, the Prospectus or the Registration Statement, are independent accountants as required by the Act.

              (h) The consolidated financial statements (other than the pro forma financial statements) and the related notes thereto included in each Preliminary Prospectus, the Prospectus and the Registration Statement present fairly the financial position, results of operations and cash flows of the Company as of their respective dates or for the respective periods covered thereby, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present




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

fairly the information required to be stated therein on a basis consistent with the consolidated financial statements of the Company contained therein. The pro forma financial statements, together with the related schedules and notes, if any, in each Preliminary Prospectus, the Prospectus and the Registration Statement (i) have been prepared on a basis consistent with such historical financial statements, except for the pro forma adjustments specified therein,
(ii) give effect to the pro forma adjustments specified therein, which adjustments are based on reasonable assumptions, and (iii) present fairly the historical and proposed transactions specified therein. The other financial and statistical information and data included in each Preliminary Prospectus, the Prospectus and the Registration Statement, whether historical or pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The consolidated financial statements and schedules and the related notes thereto included in each Preliminary Prospectus, the Prospectus or the Registration Statement are the only such financial statements and schedules required under the Act to be set forth therein. The Company had an outstanding capitalization as set forth in the Registration Statement and under "Capitalization" in the Prospectus as of the date indicated therein, and there has been no material change thereto since such date except as disclosed in the Prospectus.

              (i) Neither the Company nor any Subsidiary is, or with the giving of notice or passage of time or both, would be, in violation or in breach of:
(i) its respective Articles of Incorporation or Bylaws; (ii) any statute, ordinance, order, rule or regulation applicable to the Company or such Subsidiary; (iii) any order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or such Subsidiary; or (iv) any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or such Subsidiary is a party or by which any property owned or leased by the Company or such Subsidiary is bound or affected, which violation or breach would have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any violation of any applicable statute, ordinance, order, rule or regulation applicable to the Company or any Subsidiary. The Company and each Subsidiary have obtained and hold, and are in compliance with, all permits, certificates, licenses, approvals, registrations, franchises, consents and authorizations of governmental or regulatory authorities required under all laws, rules and regulations in connection with their businesses (hereinafter "PERMIT" or "PERMITS"), except for any non-compliance that would not have a Material Adverse Effect, and all of such permits are in full force and effect; and the Company and each Subsidiary have fulfilled and performed all of their respective obligations with respect to each such permit and no event has occurred which would result in, or after notice or lapse of time would result in, revocation or termination of any such permit or result in any other impairment of the rights of the holder of such permit. Neither the Company nor any Subsidiary is or has been (by virtue of any action, omission to act, contract to which it is a party or other occurrence) in violation of any applicable foreign, federal, state, municipal or local statutes, laws, ordinances, rules, regulations or orders (including those relating to environmental protection, occupational safety and health and equal employment practices) heretofore or currently in effect.




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

              (j) There are no legal or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or to which any property owned or leased by the Company or any Subsidiary is or may be subject, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, which are required to be described in the Registration Statement or the Prospectus which are not so described, or which question the validity of this Agreement or any action taken or to be taken pursuant hereto. Except as described in the Registration Statement or the Prospectus, neither the Company nor any Subsidiary: (i) is in violation of any statute, ordinance, rule or regulation, or any decision, order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or such Subsidiary relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environmental or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"); (ii) owns or operates any real property contaminated with any substance that is subject to any environmental laws; (iii) is liable for any off-site disposal or contamination pursuant to any environmental laws; or (iv) is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would have a Material Adverse Effect.

              (k) There is no transaction, relationship, obligation, agreement or other document required by the Act to be described in the Registration Statement or the Prospectus or to be filed or deemed to be filed as an exhibit to the Registration Statement, which has not been described or filed as required. All such contracts or agreements to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary, and are enforceable by and against the Company or such Subsidiary, in accordance with the respective terms thereof.

              (l) Neither the Company nor any Subsidiary owns any real property. The Company or a Subsidiary has good and valid title to all property and assets reflected as owned by the Company or such Subsidiary in the Company's consolidated financial statements included in the Registration Statement (or elsewhere in the Registration Statement or the Prospectus), free and clear of all liens, claims, mortgages, security interests or other encumbrance of any kind or nature whatsoever except those, if any, reflected in such financial statements (or elsewhere in the Registration Statement or the Prospectus). All property (real and personal) held or used by the Company or any Subsidiary under leases, licenses, franchises or other agreements is held by the Company or such Subsidiary under valid, subsisting, binding and enforceable leases, franchises, licenses or other agreements.

              (m) Neither the Company nor any person that controls, is controlled by or is under common control with the Company (including the Subsidiaries) has taken or will take, directly or indirectly, any action designed to cause or result in, or which constituted, or which could cause or result in, stabilization or manipulation, under the Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Common Stock.




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

              (n) Except as described in the Registration Statement or the Prospectus, since the respective dates as of which information is given in the Registration Statement or the Prospectus and prior to each Closing Date: (i) neither the Company nor any Subsidiary has or will have incurred any liability or obligation, direct or contingent, or entered into any transaction, that is material to the Company, except as in the ordinary course of business; (ii) the Company has not and will not have paid or declared any dividend or other distribution with respect to its capital stock and neither the Company nor any Subsidiary is or will be delinquent in the payment of principal or interest on any outstanding debt obligation; and (iii) there has not been and will not have been any change in the capital stock, any material change in the indebtedness of the Company or any Subsidiary, or any change or development involving or which would involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

              (o) Neither the Company nor any person that controls, is controlled by or is under common control with the Company (including the Subsidiaries) has, directly or indirectly: (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law; or (ii) made any payment to any federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions; provided, however, that no representation or warranty is made as to (A) any act or omission of Amrop with respect to which no employee of the Company, acting in his or her capacity as the Company's representative to Amrop, voted or otherwise exercised decision making authority on behalf of Amrop, or
(B) any act or omission of any member firm of Amrop other than the Company. Notwithstanding the foregoing, nothing has come to the Company's attention that would cause it to believe, and the Company is not aware, that Amrop has (1) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law; or (2) made any payment to any federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

              (p) The Company and the Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses presently used in or necessary for the conduct of their businesses or ownership of their properties, and neither the Company nor any Subsidiary has violated or infringed upon the rights of others, or received any notice of conflict with the asserted rights of others, in respect thereof.

              (q) The Company and the Subsidiaries have in place and effective such policies of insurance, with limits of liability in such amounts, as are normal and prudent in the ordinary course of the business of the Company and its Subsidiaries.




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

              (r) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and neither the Company nor any Subsidiary is a party to any collective bargaining agreement and, to the knowledge of the Company, no union organizational attempts have occurred or are pending. There has been no change in the relationship of the Company or any Subsidiary with any of its principal suppliers, manufacturers, contractors or customers resulting in or that would result in a Material Adverse Effect.

              (s) Neither the Company nor any Subsidiary is an "investment company", an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

              (t) All federal, state and local tax returns required to be filed by or on behalf of the Company and the Subsidiaries have been filed (or are the subject of valid extensions) with the appropriate federal, state and local authorities, and all such tax returns, as filed, are accurate in all material respects; all federal, state and local taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the business of the Company or such Subsidiary have been paid or reflected as a liability on the financial statements of the Company for appropriate periods, except for any taxes (or taxes claimed to be due) that are being contested by the Company in good faith and by appropriate proceedings; all deficiencies asserted as a result of any completed federal, state or local tax audits have been paid or finally settled, and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited; no state of facts exist or has existed which would constitute grounds for the assessment of any tax liability with respect to the periods which have not been audited by appropriate federal, state or local authorities; there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state or local tax return of any period; and neither the Company nor any Subsidiary has ever been a member of an affiliated group of corporations filing consolidated federal income tax returns, other than a group of which the Company is and has been the common parent. The Company originally was formed as Lamalie Associates, Inc., a Delaware corporation ("LAMALIE-DELAWARE"). Lamalie-Delaware validly elected to be an S corporation under federal income tax law, effective as of the date of its formation, and such S corporation election continued in full force and effect without interruption until November 1, 1994. As of June 3, 1997, Lamalie-Delaware merged with and into the Company, and the Company is treated for federal income tax purposes to be the same entity as Lamalie-Delaware. For purposes of this Section 2(t), "S corporation" means a corporation with respect to which a valid election has been made under Section 1362 of the Internal Revenue Code of 1986, as amended (the "CODE"), and any corresponding provision of state, local or foreign law.

              (u) Except for the Company's Principal Group Life, Health, Dental and Vision Insurance Plan, its Unum Group Long Term Disability Plan, its Profit Sharing Plan and Trust and its deferred compensation plan for employees [CONFIRM NO NEW ERISA PLANS] (collectively, the "ERISA PLANS"), neither the Company nor any Subsidiary is a participating employer or plan sponsor with respect to any employee pension benefit plan as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any employee welfare benefit plan as defined in Section 3(1) of ERISA, including, without limitation, any multiemployer welfare or pension plan. With respect to the ERISA Plans, the Company is in substantial compliance with all applicable regulations, including ERISA and the Code. No such ERISA Plan is a defined benefit retirement plan. The Company or the administrator of each of the ERISA Plans, as the case may be, has timely filed the reports required to be filed by ERISA and the Code in connection with the maintenance of the ERISA Plans, and no facts, including, without limitation, any "reportable event" as defined by ERISA and the regulations thereunder, exist in connection with the ERISA Plans which, under applicable law, would constitute grounds for the termination of any of the ERISA Plans by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any of the ERISA Plans.

              (v) The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (w) None of the Company, any Subsidiary, any officer or director of the Company or any Subsidiary, or any person who owns, of record or beneficially, 5% or more of any class of securities issued by the Company is:
(i) an officer, director or partner of any brokerage firm, broker or dealer that is a member of the NASD ("NAS0 MEMBER"); or (ii) directly or indirectly, a "person associated with" an NASD Member or an "affiliate" of an NASD Member, as such terms are used in the Conduct Rules of the NASD, except as otherwise verbally represented to counsel for the Underwriters. In addition, neither the Company nor any Subsidiary has issued or transferred any Common Stock, warrants, options or other securities, or any other items of value, to any of the Underwriters or any "related person" of any Underwriter, as such term is used in the Conduct Rules of the NASD, except as provided in this Agreement or the Underwriting Agreement dated July 1, 1997 relating to the Company's initial public offering.

              (x) Neither the Company, any Subsidiary nor any affiliate of the Company or any Subsidiary does business with the government of Cuba, or with any person or affiliate located in Cuba within the meaning of Section 517.075 of the Florida Statutes, and the Company agrees to comply with such Section if, prior to the completion of the distribution of the Shares, the Company, any

Subsidiary or any affiliate of the Company or any Subsidiary commences doing such business; provided, however, that no representation or warranty is made as to (i) any act or omission of Amrop with respect to which no employee of the Company, acting in his or her capacity as the Company's representative to Amrop, voted or otherwise exercised decision making authority on behalf of Amrop, or
(ii) any act or omission of any member firm of Amrop other than the Company. Notwithstanding the foregoing, nothing has come to the Company's attention that would cause it to believe, and the Company is not aware, that Amrop does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 of the Florida Statutes.

              (y) All offers and sales of the securities of the Company and each Subsidiary prior to the date hereof were made in compliance with the Act and all other applicable state and federal laws or regulations.

              (z) The Company has received from each of the Selling Stockholders a letter agreement in the form attached as Exhibit A to this Agreement executed by each such stockholder, and each such letter agreement is enforceable by Robert W. Baird & Co. Incorporated ("BAIRD") against the Selling Stockholder executing such letter agreement. The Company also has received from each director and executive officer of the Company (other than directors or executive officers who are Selling Stockholders) a letter agreement in the form attached as Exhibit B to this Agreement, executed by each such director and executive officer, and each such letter agreement is enforceable by Baird against each person who executed such letter agreement.

              (aa) The Company has furnished to counsel for the Underwriters, prior to the date hereof, (i) a copy of each Irrevocable Power of Attorney (as hereinafter defined) and a copy of each Custody Agreement (as hereinafter defined) executed by each Selling Stockholder, (ii) a copy of each Questionnaire executed by each director, officer and holder of 5% or more of any class of securities of the Company with respect to the matters referred to in Section 2(w), and (iii) such other information as such counsel may reasonably request in connection with their review thereof.

              A certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby. A certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinion referred to in Section 10(d) will also be furnished to the Representatives and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by the Company as to the matters covered thereby.

              SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, represents and warrants to and agrees with the several Underwriters and the Company, and shall be deemed to represent and warrant to the several Underwriters and the Company on each Closing Date, that:

              (a) Such Selling Stockholder has duly executed (i) an Irrevocable Power of Attorney of Selling Stockholder (the "IRREVOCABLE POWER OF ATTORNEY") naming Jack P. Wissman and Philip R. Albright, or either of them, as such Selling Stockholder's attorneys-in-fact ("ATTORNEYS-IN-FACT") for the purpose of entering into and carrying out this Agreement and (ii) a Custody Agreement (the "CUSTODY AGREEMENT") naming ChaseMellon Shareholder Services, L.L.C. as custodian ("CUSTODIAN") of the Shares owned by such Selling Stockholder for the purpose of selling such Shares to the Underwriters on the First Closing Date and receiving payment therefor.

              (b) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of each of this Agreement, the Irrevocable Power of Attorney and the Custody Agreement, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, as set forth on Schedule I annexed hereto, have been obtained. Such Selling Stockholder has, and at the time of delivery thereof hereunder such Selling Stockholder will have, good and valid title to the Shares proposed to be sold hereunder by such Selling Stockholder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by the Irrevocable Power of Attorney, the Custody Agreement or this Agreement for the benefit of the Underwriters. Such Selling Stockholder has full right, power and authority to enter into this Agreement, the Irrevocable Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver such Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by the Irrevocable Power of Attorney, the Custody Agreement or this Agreement for the benefit of the Underwriters. Upon delivery of and payment for such Shares hereunder, the Underwriters will acquire good and marketable title thereto, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights.

              (c) Such Selling Stockholder has not distributed and will not distribute any Preliminary Prospectus, the Prospectus or any other material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

              (d) The execution, delivery and performance by such Selling Stockholder of this Agreement, the Irrevocable Power of Attorney and the Custody Agreement will not, if applicable, result in the violation of any provisions of the Articles of Incorporation, By-laws or other governing documents of such Selling Stockholder, or constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or such Selling Stockholder's property may be bound or affected, or any statute, rule or regulation applicable to such Selling Stockholder, or violate any order or decree of any court, regulatory body, administrative agency or other governmental body having jurisdiction over such Selling Stockholder or any of such Selling Stockholder's property. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of, and performance under, this Agreement by such Selling Stockholder or the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, except for compliance with the Act, the Exchange Act, the Blue Sky Laws applicable to the public offering of the Shares by the Underwriters and the clearance of such offering with the NASD. Such Selling Stockholder hereby represents and warrants that each Attorney-in-Fact has been duly appointed as attorney-in-fact by such Selling Stockholder for the purpose of entering into and carrying out this Agreement, and each of the Irrevocable Power of Attorney and the Custody Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder to the Representatives.

              (e) Each of this Agreement, the Irrevocable Power of Attorney and the Custody Agreement is a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms.

              (f) Such Selling Stockholder has deposited with the Custodian under the Custody Agreement, certificates in negotiable form for the Shares to be sold hereunder by such Selling Stockholder, as set forth opposite such Selling Stockholder's name on Schedule I annexed hereto for the purpose of further delivery pursuant to this Agreement. Such Selling Stockholder agrees that the Shares of such Selling Stockholder on deposit with the Custodian are subject to the interests of the Company, the Underwriters and the other Selling Stockholders, that the arrangements made for such custody, and the appointment of the Attorneys-in-Fact pursuant to the Irrevocable Power of Attorney are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder and under each of the Irrevocable Power of Attorney and the Custody Agreement shall not be terminated (except as otherwise provided in this Agreement, the Irrevocable Power of Attorney or the Custody Agreement), by any act of such Selling Stockholder, by operation of law, whether in the case of an individual Selling Stockholder, by the death or incapacity of such Selling Stockholder or, in the case of a trust or estate, by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or, in the case of a partnership or corporation, by the dissolution, winding up or other event affecting the legal life of such entity, or by the occurrence of any other event. If any individual Selling Stockholder, trustee or executor should die or become incapacitated, or any such trust, estate, partnership or corporation should be terminated, or if any other event should occur before the delivery of the Shares hereunder, the certificates for Shares then on deposit with the Custodian shall, to the extent such Shares are purchased by the Underwriters, be delivered by the Custodian in accordance with the terms and conditions of this Agreement, the Irrevocable Power of Attorney and the Custody Agreement as if such death, incapacity, termination or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof. Such Selling Stockholder represents that each Attorney-in-Fact has been authorized by such Selling Stockholder to execute and deliver this Agreement and the Custodian has been authorized to receive and acknowledge receipt of the proceeds of sale of the Shares sold by such Selling Stockholder against delivery thereof and otherwise to act on behalf of such Selling Stockholder.

              (g) Insofar as it relates to such Selling Stockholder, each Preliminary Prospectus, as of its date, has conformed in all material respects with the requirements of the Act and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and on the effective date of the Registration Statement and at all times subsequent thereto up to each Closing Date, (i) the Registration Statement and the Prospectus, as they relate to such Selling Stockholder, did or will conform to the requirements of the Act, and (ii) neither the Registration Statement nor the Prospectus as it relates to such Selling Stockholder did or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

              (h) To the knowledge of each Selling Stockholder, the representations and warranties of the Company set forth in Section 2 hereof are true and correct.

              (i) If such Selling Stockholder was required to complete a Questionnaire with respect to the matters set forth in 2(w), the information contained in such Questionnaire and delivered to the Representatives was, as of the date of such questionnaire, and is, as of the date of this Agreement, true and correct.

              A certificate signed by or on behalf of any Selling Stockholder as such and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby. A certificate delivered by or on behalf of any Selling Stockholder to counsel for the Selling Stockholders for purposes of enabling such counsel to render the opinion referred in Section 10(e) will also be furnished to the Representatives and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by such Selling Stockholder as to the matters covered thereby.

              SECTION 4. REPRESENTATION OF UNDERWRITERS. The Representatives will act as the representatives for the several Underwriters in connection with the public offering of the Shares, and any action under or in respect of this Agreement taken by the Representatives will be binding upon all of the Underwriters.

              SECTION 5. INFORMATION FURNISHED BY THE UNDERWRITERS. The information set forth in the Preliminary Prospectus and the Prospectus in (a) the last paragraph on the outside front cover page concerning the terms of the offering by the Underwriters, (b) the paragraphs on the bottom of the inside front cover page relating to stabilization practices and passive market making,
(c) the list on page [____] stating the names of the Underwriters and the number of shares of Common Stock to be purchased by each Underwriter, (d) the [___________] full paragraph after the list on page [____] relating to concession and reallowance amounts, and (e) the [____________] and [____________] full paragraphs on page [____] relating to stabilization transactions, passive market making transactions and the like, constitute all of the information furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus, as such information is referred to in this Agreement.

              SECTION 6. PURCHASE, SALE AND DELIVERY OF SHARES.

              (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters identified in Schedule II annexed hereto 2,089,540 Firm Shares, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company that number of Firm Shares set forth opposite the name of such Underwriter on Schedule II hereto, at the price per share of [$_______].

              (b) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters that number of full Firm Shares set forth opposite the name of such Selling Stockholder in Schedule I annexed hereto (a total of 910,460 shares from all of the Selling Stockholders), and each of the Underwriters agrees, severally and not jointly, to purchase from each Selling Stockholder the number of Firm Shares as hereinafter set forth at the same purchase price per share as stated in the preceding paragraph. The obligation of each Underwriter to each Selling Stockholder shall be to purchase from that Selling Stockholder that number of full Firm Shares which (as nearly as practicable in full shares as determined by the Representatives) bears the same proportion to the number of Firm Shares to be sold by such Selling Stockholder as the number of shares set forth opposite the name of such Underwriter in Schedule II annexed hereto bears to the total number of Firm Shares to be purchased by all of the Underwriters under this Agreement.

              (c) On the First Closing Date (as hereinafter defined), the Company and the Custodian, on behalf of the Selling Stockholders, will deliver to the Representatives, at the offices of Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or through the facilities of The Depository Trust Company, for the accounts of the several Underwriters, certificates representing the Firm Shares to be sold by them against payment in Milwaukee, Wisconsin of the purchase price therefor by wire transfer of immediately available funds for credit to the account of and in accordance with written instructions of the Company with respect to the Firm Shares being sold by the Company and to the order of the Custodian with respect to the Firm Shares being sold by the Selling Stockholders. As referred to in this Agreement, the "FIRST CLOSING DATE" shall be on the third full business day after the date of the Prospectus, at 9:00 a.m., Milwaukee, Wisconsin time, or at such other date or time not later than ten full business days after the date of the Prospectus as the Representatives, the Company and the Attorneys-in-Fact (or either of them) may agree. The certificates for the Firm Shares to be so delivered will be in denominations and registered in such names as the Representatives request by notice to the Company and the Attorneys-in-Fact, or either of them, prior to the First Closing Date, and such certificates will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time on the first full business day preceding the First Closing Date at a location to be designated by the Representatives.

              (d) In addition, on the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company hereby agrees to sell to the Underwriters, and the Underwriters, severally and not jointly, shall have the right at any time within thirty days after the date of the Prospectus to purchase from the Company, up to 450,000 Optional Shares at the purchase price per share to be paid for the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised upon notice by Robert W. Baird & Co. Incorporated, on behalf of the Representatives, to the Company, within thirty days after the date of the Prospectus, setting forth the aggregate number of Optional Shares to be purchased by the Underwriters and sold by the Company, the names and denominations in which the certificates for such shares are to be registered and the date and place at which such certificates will be delivered. Such date of delivery (the "SECOND CLOSING DATE") shall be determined by the Representatives; provided that the Second Closing Date, which may be the same as the First Closing Date, shall not be earlier than the First Closing Date and, if after the First Closing Date, shall not be earlier than three nor later than ten full business days after delivery of such notice to exercise. Upon exercise of such option, each Underwriter, severally and not jointly, agrees to purchase that number of full Optional Shares (as nearly as practicable in full shares as determined by the Representatives) which bears the same proportion to the total number of Optional Shares to be sold as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 13 hereof) bears to the total number of Firm Shares. Certificates for the Optional Shares will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time, on the first full business day preceding the Second Closing Date at a location to be designated by the Representatives. The manner of payment for and delivery of (including the denominations of and the names in which certificates are to be registered) the Optional Shares shall be the same as for the Firm Shares.

              (e) The Representatives have advised the Company and the Attorneys-in-Fact that each Underwriter has authorized the Representatives to accept delivery of the Shares and to make payment therefor. It is understood that the Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any obligation under this Agreement. As referred to in this Agreement, "CLOSING DATE" shall mean either the First Closing Date or the Second Closing Date.

              SECTION 7. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

              (a) If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, the Company will use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, upon notification from the Commission that the Registration Statement has become effective, will so advise the Representatives and counsel to the Underwriters promptly. If the effective time of the Registration Statement is prior to the execution and delivery of this Agreement and any information shall have been omitted therefrom in reliance upon Rule 430A, the Company, at the earliest possible time, will furnish the Representatives with a copy of the Prospectus to be filed by the Company with the Commission to comply with Rule 424(b) and Rule 430A under the Act and, if the Representatives do not object to the contents thereof, will comply with such Rules. Upon compliance with such Rules, the Company will so advise the Representatives promptly. The Company will advise the Representatives, counsel to the Underwriters and the Attorneys-in-Fact promptly of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, and will also advise the Representatives, counsel to the Underwriters and the Attorneys-in-Fact promptly of any request of the Commission for amendment or supplement of the Registration Statement, of any Preliminary Prospectus or of the Prospectus, or for additional information, and the Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), to any Preliminary Prospectus or to the Prospectus (including a prospectus filed pursuant to Rule 424(b)) if the Representatives have not been furnished with a copy prior to such filing (with a reasonable opportunity to review such amendment or supplement) or if the Representatives object to such filing.

              (b) If, at any time when a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact, or would omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to supplement the Prospectus to comply with the Act, the Company promptly will advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact thereof and will promptly prepare and file with the Commission, at its expense, an amendment to the Registration Statement which will correct such statement or omission or an amendment which will effect such compliance; and, if any Underwriter is required to deliver a prospectus after the effective date of the Registration Statement, the Company, upon request of the Representatives, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3)
of the Act. The Company consents to the use, in accordance with the provisions of the Act and with the Blue Sky Laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, of each Preliminary Prospectus.

              (c) Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or enter into any transaction with an "affiliate," as defined in Rule 405 under the Act, which is required to be described in the Prospectus pursuant to Item 404 of Regulation S-K under the Act, except as described in the Prospectus.

              (d) Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, acquire any of the Common Stock and the Company will not declare or pay any dividend or make any other distribution upon its Common Stock payable to stockholders of record on a date prior to the Second Closing Date, except as described in the Prospectus.

              (e) The Company will make generally available to its security holders and the Representatives an earnings statement as soon as practicable, but in no event later than sixty days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, covering a period of twelve consecutive calendar months beginning after the effective date of the Registration Statement, which will satisfy the provisions of the last paragraph of Section 11(a) of the Act and Rule 158 promulgated thereunder.

              (f) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company will furnish to the Representatives, at the expense of the Company, copies of the Registration Statement, the Prospectus, any Preliminary Prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as the Representatives may reasonably request.

              (g) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder for the purposes set forth in the Prospectus.

              (h) The Company will cooperate with the Representatives and counsel to the Underwriters in qualifying or registering the Shares for sale under the Blue Sky Laws of such jurisdictions as the Representatives designate, and will continue such qualifications or registrations in effect so long as reasonably requested by the Representatives to effect the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified. In each jurisdiction where any of the Shares shall have been qualified as provided above, the Company will file such reports and statements as may be required to continue such qualification for a period of not less than one year from the date of the Prospectus. The Company shall promptly prepare and file with the Commission, from time to time, such reports as may be required to be filed by the Act and the Exchange Act, and the Company shall comply in all respects with the undertakings given by the Company in connection with the qualification or registration of the Shares for offering and sale under the Blue Sky Laws.

              (i) During the period of three years from the date of the Prospectus, the Company will furnish to each of the Representatives and to each of the other Underwriters who may so request, as soon as available, each report, statement or other document of the Company or its Board of Directors mailed to its stockholders or filed with the Commission, and such other information concerning the Company as the Representatives may reasonably request.

              (j) The Company shall take all necessary or appropriate action within its power to list the Shares on the Nasdaq National Market and maintain the authorization for trading of the Common Stock as a Nasdaq National Market security for a period of at least thirty-six months after the date of the Prospectus.

              (k) Except for (i) the grant of stock options by the Company pursuant to its 1998 Omnibus Stock and Incentive Plan, 1997 Omnibus Stock and Incentive Plan (collectively, the "Omnibus Plans") or its Non-Employee Directors' Stock Plan (the "Directors' Stock Plan"), (ii) the issuance and/or sale of shares of Common Stock pursuant to its 1997 Employee Stock Purchase Plan (the "ESPP"), the Omnibus Plans or the Directors' Stock Plan (collectively, the "Stock Plans"), copies of which are filed as exhibits to the Registration Statement, (iii) the issuance of shares of Common Stock upon the exercise of stock options granted pursuant to the Stock Plans and (iv) the sale of the Shares to be sold pursuant to this Agreement, the Company shall not, for a period of 90 days after the date of the Prospectus, without the prior written consent of Baird, directly or indirectly, offer, sell or otherwise dispose of, contract to sell or otherwise dispose of, or cause or in any way permit to be sold or otherwise disposed of, any (A) shares of Common Stock; (B) rights to purchase shares of Common Stock; or (C) securities that are convertible or exchangeable into shares of Common Stock.

              (l) The Company has furnished or will furnish to Baird the agreements described in Section 2(z) hereof, signed by each of the Selling Stockholders and each of the Company's directors and executive officers, as applicable.

              (m) The Company will maintain a transfer agent and, if required by law or the rules of Nasdaq or any national securities exchange on which the Common Stock is listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Common Stock. The Company shall, as soon as practicable after the date hereof, use its best efforts to obtain listing in Standard and Poor's Stock Guide, or such other recognized securities manuals for which it may qualify for listing, if it has not done so already, and the Company shall use its best efforts to maintain such listings for at least five years after the First Closing Date.

              (n) If at any time when a prospectus relating to the Shares is required to be delivered under the Act, any rumor, publication or event relating to of affecting the Company shall occur as a result of which, in the opinion of Baird, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to the Prospectus), the Company will, after written notice from Baird advising the Company of any of the matters set forth above, promptly consult with Baird concerning the advisability and substance of, and, if the Company and Baird determine that it is appropriate, disseminate, a press release or other public statement responding to or commenting on, such rumor, publication or event.

              (o) If the sale to the Underwriters of the Shares is not consummated for any reason other than termination of this Agreement pursuant to
Section 13 hereof, without limiting any other rights the Underwriters may have, the Company agrees to reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters), that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Shares, and the provisions of Sections 9 and 12 hereof shall at all times be effective and apply.

              (p) The Company will comply or cause compliance with the conditions to the obligations of the Underwriters contained in Section 10 hereof.

              SECTION 8. COVENANTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, covenants and agrees with the several Underwriters and the Company as follows:

              (a) If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, such Selling Stockholder will cooperate to the extent necessary to cause the Registration Statement to become effective at the earliest possible time; and such Selling Stockholder will do and perform all things to be done and performed by such Selling Stockholder prior to each Closing Date, pursuant to this Agreement, the Irrevocable Power of Attorney and the Custody Agreement.

              (b) Such Selling Stockholder agrees to deliver to the Custodian on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable substitute form or statement specified by Treasury Department regulations in lieu thereof).

              (c) Such Selling Stockholder will pay all federal and other taxes, if any, on the transfer or sale of the Shares being sold by such Selling Stockholder to the Underwriters.

              (d) Such Selling Stockholder will comply in all respects with the terms of the letter agreement in the form attached as Exhibit A to this Agreement executed by such Selling Stockholder.

              (e) Such Selling Stockholder will furnish any documents, instruments or other information which the Representatives may reasonably request in connection with the sale and transfer of the Shares to the Underwriters.

              SECTION 9. PAYMENT OF EXPENSES. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective, or if this Agreement is terminated for any reason, the Company will pay all costs, fees and expenses incurred in connection with the public offering of the Shares to be sold by the Company and by the Selling Stockholders. Such costs, fees and expenses to be paid by the Company include, without limitation:

              (a) All costs, fees and expenses (excluding the expenses incurred by the Underwriters and the legal fees and disbursements of counsel for the Underwriters, but including such fees and disbursements described in subsection
(b) of this Section 9) incurred in connection with the performance of the Company's obligations hereunder, including without limiting the generality of the foregoing: the registration fees related to the filing of the Registration Statement with the Commission; the fees and expenses related to the quotation or listing of the Shares on Nasdaq or other national securities exchange; the fees and expenses of the Company's counsel, accountants, transfer agent and registrar; the costs and expenses incurred in connection with the preparation, printing, shipping and delivery of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all agreements and supplements provided for herein, this Agreement, the Preliminary and Supplemental Blue Sky Memoranda, the Irrevocable Power of Attorney and the Custody Agreement, including, without limitation, shipping expenses via overnight delivery and/or courier service to comply with applicable prospectus delivery requirements; and the costs and expenses associated with the production of materials related to, and travel expenses incurred by the management of the Company in connection with, the various meetings to be held between the Company's management and prospective investors.

              (b) All registration fees and expenses, including reasonable legal fees and disbursements of counsel for the Underwriters, incurred in connection with (i) the preparation of the Blue Sky Memoranda and Blue Sky filings and with qualifying or registering all or any part of the Shares for offer and sale under the Blue Sky Laws and (ii) the clearing of the public offering and the underwriting arrangements evidenced hereby with the NASD.

              (c) All fees and expenses related to printing of the certificates for the Shares, and all transfer taxes, if any, with respect to the sale and delivery of the Shares.

Notwithstanding the foregoing, each Selling Stockholder shall be solely responsible for any transfer or sales tax imposed upon the transfer and sale of such Selling Stockholder's Shares to the Underwriters. All costs and expenses incident to the performance of any Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section will be borne and paid solely by each such Selling Stockholder. In the event any Selling Stockholder shall fail to pay such Selling Stockholder's costs, fees and expenses described in this section within five days after demand by the Representatives therefor, the Company shall be obligated to pay such costs, fees and expenses on demand.

              SECTION 10. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein set forth as of the date hereof and as of each Closing Date, to the accuracy of the statements of the Company's officers, the Selling Stockholders and the Attorneys-in-Fact on behalf of the Selling Stockholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions, unless waived in writing by Baird on behalf of the Representatives:

              (a) The Registration Statement shall have been declared effective by the Commission not later than 5:30 p.m., Washington, D.C. time, prior to or on the date of this Agreement, or such later time as shall have been consented to by the Representatives, which consent shall be deemed to have been given if the Registration Statement shall have been declared effective on or before the date and time requested in the acceleration request submitted on behalf of the Representatives pursuant to Rule 461 under the Act; all filings required by Rules 424(b) and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or any state securities commission nor, to the knowledge of the Company, shall any proceedings for that purpose have been initiated or threatened; and any request of the Commission or any state securities commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to the satisfaction of the Representatives.

              (b) Since the dates as of which information is given in the Registration Statement:

                  (i) there shall not have occurred any change or development involving, or which reasonably would be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business; and

                  (ii) the Company shall not have sustained any loss or interference from any labor dispute, strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree, the effect of which on the Company, in any such case described in clause (i) or
(ii) above, is in the opinion of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

              (c) The Representatives shall not have advised the Company that the Registration Statement or the Prospectus contains an untrue statement of fact that, in the opinion of the Representatives or counsel for the Underwriters, is material, or omits to state a fact that, in the opinion of the Representatives or such counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.

              (d) The Representatives shall have received an opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, counsel for the Company, addressed to the Representatives, as the representatives of the Underwriters, and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation and its status is active under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Prospectus and the Registration Statement. The Company is duly registered and qualified to do business as a foreign corporation under the laws of, and either its status is active or it is in good standing as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect.

                  (ii) The authorized capital stock of the Company consists of 35,000,000 shares of Common Stock, $0.01 par value per share, and 3,000,000 shares of Preferred Stock, $0.01 par value per share, and all such stock conforms as to legal matters to the descriptions thereof in the Prospectus and the Registration Statement.

                  (iii) The issued and outstanding shares of capital stock of the Company immediately prior to the issuance and sale of the Shares to be sold by the Company hereunder (including the shares to be sold by the Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable, and there are no preemptive, preferential or, except as described in the Prospectus, other rights to subscribe for or purchase any shares of capital stock of the Company, and to such counsel's knowledge, no shares of capital stock of the Company have been issued in violation of such rights.

                  (iv) Except for the Subsidiaries and except as to its relationship with Amrop as has been disclosed to the Representatives in writing, the Company has no subsidiaries and the Company does not own any equity interest in or control, directly or indirectly, any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization; each Subsidiary has been duly incorporated and is validly existing as a corporation, and either its status is active or it is in good standing, under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus and the Registration Statement; each Subsidiary is duly registered and qualified to do business as a foreign corporation under the laws of, and either its status is active or it is in good standing as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect; the issued and outstanding shares of the capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and there are no preemptive, preferential or other rights to subscribe for or purchase any shares of capital stock of any Subsidiary and no shares of capital stock of any Subsidiary have been issued in violation of such rights; the Company owns directly and beneficially all of the issued and outstanding capital stock of each Subsidiary, free and clear of any and all liens, claims, encumbrances and security interests.

                  (v) The certificates for the Shares to be delivered hereunder are in due and proper form and conform to the requirements of applicable law and, when duly countersigned by the Company's transfer agent and delivered to the Representatives or upon the order of the Representatives against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Shares represented thereby will be duly authorized and validly issued, fully paid and nonassessable, and free of any preemptive, preferential or other rights to subscribe for or purchase shares of Common Stock.

                  (vi) The Registration Statement has become effective under the Act, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or are threatened under the Act or any Blue Sky Laws. The Registration Statement and the Prospectus and any amendment or supplement thereto (except for the financial statements and other statistical or financial data included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act. No facts have come to the attention of such counsel which lead it to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto, contains any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the First Closing Date or the Second Closing Date, as the case may be, contained any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (except for the financial statements and other financial data included therein as to which such counsel need express no opinion). To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, required to be described in the Registration Statement or the Prospectus which are not so described or which question the validity of this Agreement or any action taken or to be taken pursuant thereto, nor is there any transaction, relationship, agreement, contract or other document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement by the Act, which is not described or filed as required.

                  (vii) The Company has full corporate power and authority to enter into and perform this Agreement. The performance of the Company's obligations hereunder and the consummation of the transactions described herein have been duly authorized by the Company by all necessary corporate action and this Agreement has been duly executed and delivered by and on behalf of the Company, and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except that rights to indemnity or contribution may be limited by applicable law or the policies underlying such laws and except as enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by equitable principles limiting the right to specific performance or other equitable relief. No consent, approval, authorization or other order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement (except for compliance with the Act, the Exchange Act, applicable Blue Sky Laws and the clearance of the underwriting arrangements by the NASD).

                  (viii) The execution, delivery and performance of this
              Agreement by the Company will not: (A) violate any provisions of the Articles of Incorporation or Bylaws of the Company or any Subsidiary; (B) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, other evidence of indebtedness or other instrument to which the Company or any Subsidiary is a party or by which the Company or such Subsidiary, or any of their respective owned or leased property, is bound, and which is filed as an exhibit to the Registration Statement; or (C) violate any statute, ordinance, order, rule, decree or regulation of any court, regulatory or governmental body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or any Subsidiary (assuming compliance with all applicable federal and state securities laws).

                  (ix) To such counsel's knowledge, except as described in the Prospectus, there are no holders of Common Stock or other securities of the Company, or securities that are convertible or exchangeable into Common Stock or other securities of the Company, that have rights to the registration of such securities under the Act or any Blue Sky Laws.

                  (x) The Common Stock has been designated as a National Market Security on Nasdaq and is registered under the Exchange Act.

                  (xi) Neither the Company nor any Subsidiary is, or with the giving of notice or passage of time or both would be, in violation of its respective Articles of Incorporation or Bylaws or, to such counsel's knowledge, in default in any material respect in the performance of any agreement, lease, franchise, license, permit, mortgage, deed of trust, evidence of indebtedness or other instrument, or any other document that is filed as an exhibit to the Registration Statement, to which the Company or any Subsidiary is subject or bound.

                  (xii) Neither the Company nor any Subsidiary is an "investment company," an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, and, upon its receipt of any proceeds from the sale of the Shares, the Company will not become or be deemed to be an "investment company" thereunder.

                  (xiii) The description in the Registration Statement and the
              Prospectus of statutes, law, regulations, legal and governmental proceedings, and contracts and other legal documents described therein fairly and correctly present, in all material respects, the information required to be included therein by the Act.

                  (xiv) All offers and sales by the Company and each Subsidiary of their respective capital stock before the date hereof were at all relevant times duly registered under or exempt from the registration requirements of the Act, and were duly registered under or the subject of an available exemption from the registration requirements of any applicable Blue Sky Laws.

              In rendering such opinion, counsel for the Company may rely, to the extent counsel deems such reliance proper, as to matters of fact upon certificates of officers of the Company and of governmental officials, and copies of all such certificates shall be furnished to the Representatives for the Underwriters on or before each Closing Date. Counsel for the Company also may rely upon an opinion(s) of local counsel with respect to matters governed by the laws of jurisdictions other than Florida, provided that (a) a copy of each opinion so relied upon is delivered to the Underwriters and is in form and substance satisfactory to counsel to the Underwriters and (b) such counsel shall state in their opinion that they believe they are justified in relying upon such local counsel's opinion.

              (e) The Representatives shall have received an opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, counsel for the Selling Stockholders, addressed to the Representatives, as the representatives of the Underwriters, and dated the First Closing Date, to the effect that:

                  (i) Each of this Agreement, the Irrevocable Power of Attorney and the Custody Agreement has been duly authorized, if applicable, executed and delivered by or on behalf of each Selling Stockholder and each such agreement constitutes the valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its respective terms, except that rights to indemnity or contribution thereunder may be limited by applicable law and except as enforceability of such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the rights of creditors and by equitable principles limiting the right to specific performance or other equitable relief;

                  (ii) The execution, delivery and performance of this Agreement, the Irrevocable Power of Attorney and the Custody Agreement will not, if applicable, result in the violation of any provisions of the Articles of Incorporation, By-laws or other governing documents of such Selling Stockholder, or constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or such Selling Stockholder's property may be bound or affected, or any statute, rule or regulation applicable to such Selling Stockholder, or violate any order or decree of any court, regulatory or governmental body, administrative body or instrumentality of the United States or other jurisdiction having jurisdiction over such Selling Stockholder or any of such Selling Stockholder's property, which violation would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, properties, net worth or results of operations of such Selling Stockholder;

                  (iii) Such Selling Stockholder has full legal right, power and authority, and has secured any consent, approval, authorization and order required, to enter into and perform this Agreement, the Irrevocable Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver title to the Shares to be sold by such Selling Stockholder as provided herein; and upon delivery to the Underwriters or upon the order of the Representatives against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Underwriters will acquire good and marketable title to the Shares to be sold hereunder by such Selling Stockholder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights; and

                  (iv) To such counsel's knowledge, the information concerning the Selling Stockholders contained in the Prospectus under the caption "Principal and Selling Stockholders" complies in all material respects with the Act.

      In rendering such opinion, counsel for the Selling Stockholders may rely, to the extent counsel deems such reliance proper, as to matters of fact upon certificates of the Selling Stockholders, and copies of all such certificates shall be furnished to the Representatives and counsel for the Underwriters on or before each Closing Date.

              (f) The Representatives shall have received an opinion of Neal, Gerber & Eisenberg, counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they request for the purpose of enabling them to pass upon such matters.

              (g) The Representatives shall have received on each Closing Date, a certificate of Robert L. Pearson, President and Chief Executive Officer, and Jack P. Wissman, Executive Vice President and Chief Financial Officer of the Company, to the effect that:

                  (i) The representations and warranties of the Company set forth in Section 2 hereof are true and correct as of the date of this Agreement and as of the date of such certificate, and the Company has complied with all the agreements and satisfied all the conditions to be performed or satisfied by it at or prior to the date of such certificate.

                  (ii) The Commission has not issued an order preventing or suspending the use of the Prospectus or any Preliminary Prospectus or any amendment or supplement thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the knowledge of the respective signatories, no proceedings for that purpose have been initiated or are pending or contemplated under the Act or under the Blue Sky Laws of any jurisdiction.

                  (iii) Each of the respective signatories has carefully
              examined the Registration Statement and the Prospectus, and any amendment or supplement thereto, and such documents contain all statements required to be stated therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and since the date on which the Registration Statement was initially filed, no event has occurred that was required to be set forth in an amended or supplemented prospectus or in an amendment to the Registration Statement that has not been so set forth.

                  (iv) Since the date on which the Registration Statement was initially filed with the Commission, there shall not have occurred any change or development involving, or which reasonably would be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Prospectus and the Registration Statement as heretofore amended or (but only if the Representatives expressly consent thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Representatives after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, the Company has not incurred any liability or obligation, direct or indirect, or entered into any transaction which is material to the Company; since such date and except as so disclosed, there has not been any change in the outstanding capital stock of the Company, or any change that is material to the Company in the short-term debt or long-term debt of the Company; since such date and except as so disclosed, the Company has not acquired any of the Common Stock or other capital stock of the Company nor has the Company declared or paid any dividend, or made any other distribution, upon its outstanding Common Stock payable to stockholders of record on a date prior to such Closing Date; since such date and except as so disclosed, the Company has not incurred any material contingent obligations, and no material litigation is pending or threatened against the Company; and, since such date and except as so disclosed, the Company has not sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree.

              The delivery of the certificate provided for in this subsection
(g) shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (i), (ii), (iii) and
(iv) to be set forth in said certificate.

              (h) The Representatives shall have received a certificate from each Selling Stockholder (which may be signed by such Selling Stockholder's Attorneys-in-Fact, or either of them), dated the First Closing Date, to the effect that: (i) the representations and warranties of such Selling Stockholder in Section 3 of this Agreement are true and correct as of the date of this Agreement and as of the First Closing Date, as if again made on and as of the First Closing Date, and such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions to be performed or satisfied by such Selling Stockholder at or prior to the First Closing Date; and (ii) such Selling Stockholder has no reason to believe that the Registration Statement or any amendment thereto at the time it was declared effective by the Commission contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (i) At the time this Agreement is executed and also on each Closing Date, there shall be delivered to the Representatives a letter addressed to the Representatives, as the representative of the Underwriters, from Arthur Andersen LLP, the Company's independent accountants, the first letter to be dated the date of this Agreement, the second letter to be dated the First Closing Date and the third letter (if applicable) to be dated the Second Closing Date, which shall be in form and substance satisfactory to the Representatives and shall contain information as of a date within five days of the date of such letter. There shall not have been any change or decrease set forth in any of the letters referred to in this subsection (i) which makes it impracticable or inadvisable in the judgment of the Representatives to proceed with the public offering or purchase of the Shares as contemplated hereby.

              (j) The Shares shall have been qualified or registered for sale under the Blue Sky Laws of such jurisdictions as shall have been specified by the Representatives, the underwriting terms and arrangements for the offering shall have been cleared by the NASD, and the Common Stock shall have been designated for inclusion as a Nasdaq National Market security on Nasdaq and shall have been registered under the Exchange Act.

              (k) Such further certificates and documents as the Representatives may reasonably request (including certificates of officers of the Company).

              All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to the Representatives and to Neal, Gerber & Eisenberg, counsel for the Underwriters. The Company and the Selling Stockholders shall furnish the Representatives with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Representatives may reasonably request.

              If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at either Closing Date is not so satisfied, this Agreement at the election of the Representatives will terminate upon notification to the Company and the Attorneys-in-Fact, or any one of them, for the Selling Stockholders without liability on the part of (i) any Underwriter, including the Representatives, (ii) the Company or the Selling Stockholders except for the provisions of Section 7(o) hereof, the expenses to be paid by the Company and the Selling Stockholders pursuant to Section 9 hereof and (iii) except to the extent provided in Section 12 hereof.

              SECTION 11. MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT. The Company and the Selling Stockholders will use their respective best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement, and, if such stop order is issued, to obtain as soon as possible the lifting thereof.

              SECTION 12. INDEMNIFICATION.

              (a) The Company and each of the Selling Stockholders, jointly and severally, subject to the last paragraph of this Section 12, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act, from and against any losses, claims, damages, expenses, liabilities or actions in respect thereof ("CLAIMS"), joint or several, to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation), insofar as such Claims arise out of or are based upon any breach of any representation, warranty or covenant made by the Company in this Agreement, or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in any application filed under any Blue Sky Law or other document executed by the Company for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such document, application or information being hereinafter called a "BLUE SKY APPLICATION") or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company and each of the Selling Stockholders, jointly and severally, subject to the last paragraph of this Section 12, agree to reimburse each Underwriter and each such controlling person for any legal fees or other expenses incurred by such Underwriter or any such controlling person in connection with investigating or defending any such Claim. Notwithstanding the foregoing, however, the Company and the Selling Stockholders will not be liable in any such case to the extent that (i) any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company pursuant to Section 5 of this Agreement, or (ii) such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus and (A) any such Claim suffered or incurred by any Underwriter (or any person who controls such Underwriter) resulted from an action, claim or suit by any person who purchased Shares which are the subject thereof from such Underwriter, and (B) in any case where such delivery is required by the Act, such Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares, unless such failure was due to failure by the Company to provide copies of the Prospectus to the Underwriters as required by this Agreement. The indemnification obligations of the Company and each of the Selling Stockholders as provided above are in addition to and in no way limit any liabilities the Company and each of the Selling Stockholders may otherwise have.

              (b) Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each controlling person from and against any Claims to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation), insofar as such Claims arise out of or are based upon any breach of any representations, warranty or covenant made by such Selling Stockholder in this Agreement.

              (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act and each Selling Stockholder against any Claim to which the Company, or any such director, officer, controlling person or Selling Stockholder may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter and Baird), insofar as such Claim arises out of or is based upon any breach of any representation, warranty or covenant made by such Underwriter in this Agreement, any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, in reliance solely upon and in conformity with the written information furnished by the Representatives to the Company pursuant to Section 5 of this Agreement. Each Underwriter will severally reimburse any legal fees or other expenses incurred by the Company, or any such director, officer, controlling person or Selling Stockholder in connection with investigating or defending any such Claim, and from any and all Claims solely resulting from failure of an Underwriter to deliver a Prospectus, if the person asserting such Claim purchased Shares from such Underwriter and a copy of the Prospectus (as then amended if the Company shall have furnished any amendments thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended) would have cured the defect giving rise to such Claim. The indemnification obligations of each Underwriter as provided above are in addition to any liabilities any such Underwriter may otherwise have. Notwithstanding the provisions of this Section, no Underwriter shall be required to indemnify or reimburse the Company, or any officer, director, controlling person or Selling Stockholder in an aggregate amount in excess of the total price at which the Shares purchased by any such Underwriter hereunder were offered to the public, less the amount of any damages such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

              (d) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement, and each person, if any, controlling the Company within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter set forth in subsection (a) of this section. In case any Claim shall be brought or asserted against the Company, its directors, such officers or any such controlling person, in respect of which indemnity may be sought against any Selling Stockholder, such Selling Stockholder shall have the rights and duties given to the Company, and the Company, such directors or officers and any such controlling person shall have the rights and duties given to the Underwriters by subsection (a) of this section.

              (e) Promptly after receipt by an indemnified party under this
Section 12 of notice of the commencement of any action in respect of a Claim, such indemnified party will, if a Claim in respect thereof is to be made against an indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but, provided that the indemnifying party is not materially adversely prejudiced by any delay in so notifying or failure to so notify, the omission so to notify the indemnifying party will not relieve an indemnifying party from any liability it may have to any indemnified party under this Section 12 or otherwise. In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that he, she or it may wish, jointly with all other indemnifying parties, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and any indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to any indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

              (f) Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense of such action and upon approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section 12 for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless:

              (i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the proviso to the last sentence of subsection (e) of this Section 12 (it being understood, however, that the indemnifying party shall not be liable for the legal fees and expenses of more than one separate counsel, approved by Baird, if one or more of the Underwriters or their controlling persons are the indemnified parties);

              (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the indemnified party's notice to the indemnifying party of commencement of the action; or

              (iii) the indemnifying party has authorized the employment of counsel at the expense of the indemnifying party.

              (g) If the indemnification provided for in this Section is unavailable to an indemnified party under subsection (a), (b), (c) or (d) hereof in respect of any Claim referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the limitations hereinafter set forth, contribute to the amount paid or payable by such indemnified party as a result of such Claim:

              (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, each Selling Stockholder and the Underwriters from the offering of the Shares; or

              (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, each Selling Stockholder and the Underwriters in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations.

              The relative benefits received by each of the Company, each Selling Stockholder and the Underwriters shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the amount of the underwriting discounts and commissions per share appearing on the cover page of the Prospectus bears to the public offering price per share appearing thereon, and the Company (including its officers and directors and controlling persons), and each of the Selling Stockholders, are responsible for the remaining portion. The relative fault of the Company, each Selling Stockholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, such Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in subsections (e) and (f) of this Section 12, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

              (h) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method or allocation which does not take into account the equitable considerations referred to in subsection (f) of this
Section 12. Notwithstanding the other provisions of this Section 12, no Underwriter shall be required to contribute any amount that is greater than the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.

              (i) Notwithstanding any provision of this section 12 to the contrary, the liability of each of the Selling Stockholders arising under this section 12 shall not exceed the proceeds received by such Selling Stockholder from the Underwriters for the Shares sold by such Selling Stockholder.

              SECTION 13. DEFAULT OF UNDERWRITERS. It shall be a condition to the obligations of each Underwriter to purchase the Shares in the manner as described herein, that, except as hereinafter provided in this Section, each of the Underwriters shall purchase and pay for all the Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representatives of all such Shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the First Closing Date or the Second Closing Date and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur is greater than ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Representatives for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Company or any Selling Stockholder except for the expenses to be paid by the Company pursuant to Section 9 hereof and except to the extent provided in
Section 12 hereof.

              In the event that Shares to which a default relates are to be purchased by the nondefaulting Underwriters or by another party or parties, the Representatives shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

              SECTION 14. EFFECTIVE DATE. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. Such execution and delivery shall include an executed copy of this Agreement sent by telecopier, facsimile transmission or other means of transmitting written documents.

              SECTION 15. TERMINATION. Without limiting the right to terminate this Agreement pursuant to any other provision hereof, this Agreement may be terminated by the Representatives prior to or on the First Closing Date and the over-allotment option from the Company referred to in Section 6 hereof, if exercised, may be cancelled by the Representatives at any time prior to or on the Second Closing Date, if in the judgment of the Representatives, payment for and delivery of the Shares is rendered impracticable or inadvisable because:

              (a) additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or the American Stock Exchange, or trading in securities generally shall have been suspended or materially limited on either such exchange or on Nasdaq or a general banking moratorium shall have been established by either federal or state authorities in New York, Chicago or Milwaukee;

              (b) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or which is not reflected in the Registration Statement but should be reflected therein to make the statements or information contained therein not misleading in any material respect; or

              (c) an outbreak or escalation of hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated to such extent, in the judgment of the Representatives, as to have a material adverse effect on the financial markets of the United States, or to make it impracticable or inadvisable to proceed with completion of the sale of and payment for the Shares as provided in this Agreement.

              Any termination pursuant to this Section shall be without liability on the part of any Underwriter to the Company or any Selling Stockholder, or on the part of the Company or any Selling Stockholder to any Underwriter, except for expenses to be paid by the Company pursuant to Section 9 hereof or reimbursed by the Company pursuant to Section 7(o) hereof and except as to indemnification to the extent provided in Section 12 hereof.

              SECTION 16. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company, of its officers or directors, of the Selling Stockholders, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of its or their partners, officers, directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder.

              SECTION 17. NOTICES. All communications hereunder will be in writing and, if sent to the Representatives, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to C. Christopher Coetzee, Robert W. Baird & Co. Incorporated, 227 West Monroe Street, Suite 2100, Chicago, Illinois 60606, with a copy to Helen N. Kaminski, Neal, Gerber & Eisenberg, Two North LaSalle Street, Chicago, Illinois 60602, and if sent to the Company, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Company at Lamalie Associates, Inc., Northdale Plaza, Suite 220E, 3903 Northdale Boulevard, Tampa, Florida 33624-1824, Attention: Jack P. Wissman, with a copy to Richard M. Leisner, Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, 2700 Barnett Plaza, 101 East Kennedy Boulevard, Tampa, Florida 33602; and, if sent to the Selling Stockholders, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Attorneys-in-Fact, or either of them, in care of the Company, with copies to Richard M. Leisner, Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, 2700 Barnett Plaza, 101 East Kennedy Boulevard, Tampa, Florida 33602

              SECTION 18. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the officers and directors and controlling persons referred to in Section 12 hereof and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

              SECTION 19. PARTIAL UNENFORCEABILITY. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph clause or provision hereof.

              SECTION 20. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without reference to conflict of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument, and shall be effective when at least one counterpart hereof shall have been executed by or on behalf of each party hereto.

              If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, each of the Selling Stockholders and the several Underwriters, including the Representatives, all in accordance with its terms.

                                   Very truly yours,

                                   LAMALIE ASSOCIATES, INC.


                                   By:
                                       -----------------------------------------
                                       Robert L. Pearson, President and Chief
                                       Executive Officer




                                   THE SELLING STOCKHOLDERS:


                                   By:
                                       -----------------------------------------
                                       Jack P. Wissman, Attorney-in-Fact


                                   By:
                                       -----------------------------------------
                                       Philip R. Albright, Attorney-in-Fact



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

ROBERT W. BAIRD & CO. INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, INC.
J.C. BRADFORD & CO.

By:  ROBERT W. BAIRD & CO. INCORPORATED
     Acting as Representatives of the several
     Underwriters (including themselves) identified
     in Schedule II annexed hereto.

By:
     ----------------------------------------------
     C. Chris Coetzee, Managing Director

                            LAMALIE ASSOCIATES, INC.

                                   SCHEDULE I

                                                             NUMBER OF FIRM                   NUMBER OF OPTIONAL
                                                                 SHARES                             SHARES
                                                                 ------                             ------

The Company                                                    __________                         __________

The Selling Stockholders:

                            LAMALIE ASSOCIATES, INC.

                                   SCHEDULE II

                                                                                                     NO. FIRM
                                                                                                       SHARES
NAME OF UNDERWRITER                                                                                 PURCHASED
-------------------                                                                                 ---------
Robert W. Baird & Co. Incorporated..........................................................
The Robinson-Humphrey Company, LLC..........................................................
J.C. Bradford & Co..........................................................................



                  Total.....................................................................